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                                                                    EXHIBIT 23.1

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statements
No. 33-95630, No. 333-04912, and No. 333-14190 of MiniMed Inc. on Form S-8 of
our report dated February 7, 2001, appearing in this Annual Report on Form 10-K of MiniMed Inc. for the year ended December 29, 2000.

/s/ DELOITTE & TOUCHE LLP
---------------------------

Deloitte & Touche LLP
Los Angeles, California
March 28, 2001